Exhibit 99.1

Marin Software Announces Fourth Quarter and Full Year 2022 Financial Results

San Francisco, CA (February 23, 2023) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the fourth quarter and full year ended December 31, 2022.

“Every advertiser faces two fundamental questions: how much should I be spending and where should I spend?” said Chris Lien, Marin Software’s Chairman and CEO. “The new Budget Optimizer in MarinOne aims to help advertisers answer these questions and get the most out of their investment in an increasingly fragmented landscape.”

Fourth Quarter 2022 Product Highlights:

•
Launched MarinOne Budget Optimizer, designed to help customers automate hitting their spending targets. Powerful machine learning combined with customizable rules helps advertisers maximize the return on their marketing investment. The pacing dashboards and alerts in Budget Optimizer help advertisers stay on plan.
•
Introduced support for Walmart Connect, allowing brands and agencies to manage their Walmart retail media programs in MarinOne. The integration includes full campaign management, editing budgets and bids, cost and revenue reporting, and more.
•
Introduced support for Amazon Portfolios, which allow users to group and organize their Sponsored Products and Sponsored Brand campaigns into collections that mirror the structure of their business.
•
Updated our Apple Search Ads support to include creating and updating keywords via bulk and support for search term campaigns and search tab campaigns.
•
Expanded MarinOne Insights with four new recommendations – Conversion latency, Dedicated group landing pages, Group restructure opportunities, and Single-use landing pages. We also introduced one-click implementation support for additional Insights, bringing the total list to 21 Insights that can be implemented in a single click.
•
Added MarinOne support for Scheduled Actions, which allow users to pause or resume campaigns, groups, or ads at a specific time in the future.
•
Introduced a new keyword expansion tool to help users identify new keywords and negative keywords for Amazon, Google, and Microsoft publisher accounts.
•
Rolled out additional bulk upload options natively in MarinOne, including geo targets, multi-client uploads, actions by dimensions, app extensions, and dynamic targets.
•
Added new filters within Strategies, allowing users to apply filters for the objects housed within a Strategy, including Campaigns, Groups, Keywords, Product Groups, and Dynamic Targets.

Fourth Quarter 2022 Financial Updates:

•
Net revenues totaled $5.2 million, a year-over-year decrease of 12% when compared to $5.9 million in the fourth quarter of 2021.
•
GAAP loss from operations was ($5.2) million, resulting in a GAAP operating margin of (102%), as compared to a GAAP loss from operations of ($5.3) million and a GAAP operating margin of (91%) for the fourth quarter of 2021.
•
Non-GAAP loss from operations was ($4.2) million, resulting in a non-GAAP operating margin of (82%), as compared to a non-GAAP loss from operations of ($3.8) million and a non-GAAP operating margin of (65%) for the fourth quarter of 2021.

Full Year 2022 Financial Updates:

•
Net revenues totaled $20.0 million, a year-over-year decrease of 18% when compared to $24.4 million in 2021.
•
GAAP loss from operations was ($22.0) million, resulting in a GAAP operating margin of (110%), as compared to a GAAP loss from operations of ($14.1) million and a GAAP operating margin of (58%) for 2021.
•
Non-GAAP loss from operations was ($17.7) million, resulting in a non-GAAP operating margin of (88%), as compared to a non-GAAP loss from operations of ($12.0) million and a non-GAAP operating margin of (49%) for 2021.

•
Cash and cash equivalents were $28.0 million in the aggregate at December 31, 2022.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its first quarter of 2023 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending March 31, 2023
Revenues, net	$4.0	$4.5
Non-GAAP loss from operations	(5.3)	(4.8)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software, impairment of long-lived assets, capitalization of internally developed software, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter and full year ended December 31, 2022, and its outlook for the future. To access the call, please dial (877) 704-4453 in the United States or (201) 389-0920 internationally with reference to conference ID 13736046. A live webcast of the conference call will be accessible at https://viavid.webcasts.com/starthere.jsp?ei=1596066&tp_key=5b4b430b71. Following the completion of the call through 11:59 p.m. Eastern Time on March 2, 2023, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13736046.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, CARES Act employee retention credit, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, CARES Act employee retention credit, other income, net, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, and future financial results, including its outlook for the first quarter of 2023. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to any lingering effects of the global outbreak of COVID-19 on demand for our products and services; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance and adoption of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to raise additional capital; our ability to manage expenses; the success of any increased investments that we may make in our engineering and sales and marketing teams; our ability to retain and attract qualified management, technical and sales and marketing personnel; any delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; and adverse changes in general economic or market conditions. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of February 23, 2023. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	December 31,	December 31,
(Unaudited; in thousands, except par value)	2022	2021
Assets:
Current assets:
Cash and cash equivalents	$27,957	$46,842
Restricted cash	—	215
Accounts receivable, net	4,521	4,633
Prepaid expenses and other current assets	2,016	2,324
Total current assets	34,494	54,014
Property and equipment, net	3,213	3,622
Right-of-use assets, operating leases	3,844	1,660
Other non-current assets	533	535
Total assets	$42,084	$59,831
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$1,011	$975
Accrued expenses and other current liabilities	3,513	6,176
Note payable, current	—	2,226
Operating lease liabilities	1,645	2,006
Total current liabilities	6,169	11,383
Note payable, net of current	—	1,094
Operating lease liabilities, non-current	2,199	—
Other long-term liabilities	1,002	1,096
Total liabilities	9,370	13,573
Stockholders’ equity:
Common stock, $0.001 par value	17	15
Additional paid-in capital	355,996	351,394
Accumulated deficit	(322,334)	(304,107)
Accumulated other comprehensive loss	(965)	(1,044)
Total stockholders’ equity	32,714	46,258
Total liabilities and stockholders’ equity	$42,084	$59,831

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited; in thousands, except per share data)	2022	2021	2022	2021
Revenues, net	$5,161	$5,863	$20,019	$24,420
Cost of revenues	3,083	3,294	12,795	12,885
Gross profit	2,078	2,569	7,224	11,535
Operating expenses:
Sales and marketing	1,962	1,702	6,997	5,482
Research and development	2,901	3,045	11,832	10,788
General and administrative	2,459	3,151	10,396	9,327
Total operating expenses	7,322	7,898	29,225	25,597
Loss from operations	(5,244)	(5,329)	(22,001)	(14,062)
Other income, net	190	138	4,079	984
Loss before income taxes	(5,054)	(5,191)	(17,922)	(13,078)
Income tax provision (benefit)	64	(90)	305	(134)
Net loss	$(5,118)	$(5,101)	$(18,227)	$(12,944)
Net loss per common share, basic and diluted	$(0.31)	$(0.33)	$(1.15)	$(1.01)
Weighted-average shares outstanding, basic and diluted	16,337	15,513	15,891	12,846

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Year Ended December 31,
(Unaudited; in thousands)	2022	2021
Operating activities:
Net loss	$(18,227)	$(12,944)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	447	851
Amortization of internally developed software	1,810	2,356
Amortization of deferred costs to obtain and fulfill contracts	352	305
Forgiveness of Paycheck Protection Program loan	(3,117)	—
Interest expense	—	6
Loss on disposals of property and equipment and right-of-use assets	28	31
Unrealized foreign currency losses	80	50
Stock-based compensation related to equity awards	3,555	2,021
Provision for bad debts	16	(131)
Net change in operating leases	(345)	(531)
Deferred income tax benefits	48	(12)
Changes in operating assets and liabilities
Accounts receivable	73	563
Prepaid expenses and other assets	(102)	353
Accounts payable	31	47
Accrued expenses and other liabilities	(2,786)	(907)
Net cash used in operating activities	(18,137)	(7,942)
Investing activities:
Purchases of property and equipment	(24)	(6)
Capitalization of internally developed software	(1,740)	(1,290)
Net cash used in investing activities	(1,764)	(1,296)
Financing activities:
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	1,333	41,888
Payment of principal on finance lease liabilities	—	(15)
Repayment of Paycheck Protection Program loan	(203)	—
Employee taxes paid for withheld shares upon equity award settlement	(424)	(428)
Proceeds from employee stock purchase plan, net	34	34
Net cash provided by financing activities	740	41,479
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	61	(4)
Net (decrease) increase in cash and cash equivalents and restricted cash	(19,100)	32,237
Cash and cash equivalents and restricted cash:
Beginning of year	47,057	14,820
End of the year	$27,957	$47,057

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Sales and Marketing (GAAP)	$1,246	$1,268	$1,266	$1,702	$5,482	$1,787	$1,588	$1,660	$1,962	$6,997
Less Stock-based compensation	(66)	(70)	(122)	(150)	(408)	(175)	(157)	(99)	(165)	(596)
Less Restructuring related expenses	2	—	—	(136)	(134)	—	—	—	—	—
Plus CARES Act employee retention credit	42	42	60	—	144	—	—	—	—	—
Sales and Marketing (Non-GAAP)	$1,224	$1,240	$1,204	$1,416	$5,084	$1,612	$1,431	$1,561	$1,797	$6,401
Research and Development (GAAP)	$2,399	$2,667	$2,677	$3,045	$10,788	$2,917	$2,980	$3,034	$2,901	$11,832
Less Stock-based compensation	(98)	(133)	(159)	(204)	(594)	(224)	(213)	(303)	(256)	(996)
Less Restructuring related expenses	(2)	—	—	—	(2)	(36)	(59)	(76)	—	(171)
Plus CARES Act employee retention credit	252	238	245	—	735	—	—	—	—	—
Plus Capitalization of internally developed software	434	238	362	343	1,377	512	408	449	397	1,766
Research and Development (Non-GAAP)	$2,985	$3,010	$3,125	$3,184	$12,304	$3,169	$3,116	$3,104	$3,042	$12,431
General and Administrative (GAAP)	$1,869	$1,995	$2,312	$3,151	$9,327	$2,469	$2,545	$2,923	$2,459	$10,396
Less Stock-based compensation	(63)	(130)	(248)	(287)	(728)	(334)	(340)	(405)	(403)	(1,482)
Less Restructuring related expenses	(2)	—	—	—	(2)	—	—	(78)	—	(78)
Plus CARES Act employee retention credit	70	66	67	—	203	—	—	—	—	—
Less Third-party subpoena-related expenses	—	—	(87)	(405)	(492)	(72)	(99)	(198)	(72)	(441)
General and Administrative (Non-GAAP)	$1,874	$1,931	$2,044	$2,459	$8,308	$2,063	$2,106	$2,242	$1,984	$8,395

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Gross Profit (GAAP)	$3,067	$2,919	$2,980	$2,569	$11,535	$1,833	$1,517	$1,796	$2,078	$7,224
Plus Stock-based compensation	35	46	103	107	291	124	90	148	119	481
Plus Amortization of internally developed software	624	596	586	550	2,356	542	431	419	418	1,810
Plus Restructuring related expenses	1	—	—	42	43	17	—	—	—	17
Less CARES Act employee retention credit	(175)	(179)	(174)	—	(528)	—	—	—	—	—
Gross Profit (Non-GAAP)	$3,552	$3,382	$3,495	$3,268	$13,697	$2,516	$2,038	$2,363	$2,615	$9,532
Operating Loss (GAAP)	$(2,447)	$(3,011)	$(3,275)	$(5,329)	$(14,062)	$(5,340)	$(5,596)	$(5,821)	$(5,244)	$(22,001)
Plus Stock-based compensation	262	379	632	748	2,021	857	800	955	943	3,555
Plus Amortization of internally developed software	624	596	586	550	2,356	542	431	419	418	1,810
Plus Restructuring related expenses	3	—	—	178	181	53	59	154	—	266
Less CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—	—	—	—	—
Less Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)	(408)	(449)	(397)	(1,766)
Plus Third-party subpoena-related expenses	—	—	87	405	492	72	99	198	72	441
Operating Loss (Non-GAAP)	$(2,531)	$(2,799)	$(2,878)	$(3,791)	$(11,999)	$(4,328)	$(4,615)	$(4,544)	$(4,208)	$(17,695)
Net Loss (GAAP)	$(2,212)	$(2,501)	$(3,130)	$(5,101)	$(12,944)	$(1,999)	$(5,374)	$(5,736)	$(5,118)	$(18,227)
Plus Stock-based compensation	262	379	632	748	2,021	857	800	955	943	3,555
Plus Amortization of internally developed software	624	596	586	550	2,356	542	431	419	418	1,810
Plus Restructuring related expenses	3	—	—	178	181	53	59	154	—	266
Less CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—	—	—	—	—
Less Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)	(408)	(449)	(397)	(1,766)
Plus Third-party subpoena-related expenses	—	—	87	405	492	72	99	198	72	441
Less Forgiveness and repayment of Paycheck Protection Program loan	—	—	—	—	—	(3,320)	—	—	—	(3,320)
Net Loss (Non-GAAP)	$(2,296)	$(2,289)	$(2,733)	$(3,563)	$(10,881)	$(4,307)	$(4,393)	$(4,459)	$(4,082)	$(17,241)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
(Unaudited; in thousands, except per share data)	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Net Loss (Non-GAAP)	$(2,296)	$(2,289)	$(2,733)	$(3,563)	$(10,881)	$(4,307)	$(4,393)	$(4,459)	$(4,082)	$(17,241)
Weighted-average shares outstanding, basic and diluted	10,300	11,034	14,500	15,513	12,846	15,537	15,651	16,030	16,337	15,891
Non-GAAP net loss per common share, basic and diluted	$(0.22)	$(0.21)	$(0.19)	$(0.23)	$(0.85)	$(0.28)	$(0.28)	$(0.28)	$(0.25)	$(1.08)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Net Loss	$(2,212)	$(2,501)	$(3,130)	$(5,101)	$(12,944)	$(1,999)	$(5,374)	$(5,736)	$(5,118)	$(18,227)
Depreciation	240	223	207	181	851	179	199	57	12	447
Amortization of internally developed software	624	596	586	550	2,356	542	431	419	418	1,810
Provision for (benefit from) income taxes	92	(289)	153	(90)	(134)	61	75	105	64	305
Stock-based compensation	262	379	632	748	2,021	857	800	955	943	3,555
CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—	—	—	—	—
Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)	(408)	(449)	(397)	(1,766)
Restructuring related expenses	3	—	—	178	181	53	59	154	-	266
Other income, net	(327)	(221)	(298)	(138)	(984)	(3,402)	(297)	(190)	(190)	(4,079)
Third-party subpoena-related expenses	—	—	87	405	492	72	99	198	72	441
Adjusted EBITDA	$(2,291)	$(2,576)	$(2,671)	$(3,610)	$(11,148)	$(4,149)	$(4,416)	$(4,487)	$(4,196)	$(17,248)